Exhibit 99.1

Orchard Therapeutics Announces Strategic Financing Totalling up to $188 Million

Proceeds to accelerate commercialization of Libmeldy and advance the company’s HSC gene therapy R&D portfolio

Initial closing of $34 million to support execution and extend cash runway into 2025 with potential for significant additional capital at increasing valuations

BOSTON and LONDON, March 6, 2023 – Orchard Therapeutics (Nasdaq: ORTX), a global gene therapy leader, today announced that it has entered into a securities purchase agreement for the sale of ordinary shares and warrants in a private placement that could bring in up to $188 million at increasing valuations following the achievement of U.S. regulatory milestones for OTL-200 for metachromatic leukodystrophy (MLD).

The financing was led by RA Capital Management and attracted new and existing investors Deep Track Capital, Cowen Healthcare Investments, Woodline Partners LP and Zentree Investments Ltd, among others.

“This commitment from top-tier investors is a significant demonstration of confidence ahead of our anticipated regulatory filing for OTL-200 in the U.S.,” said Frank Thomas, president and chief operating officer of Orchard Therapeutics. “The financing will provide important capital to accelerate the commercialization of Libmeldy and advance the other programs in our HSC gene therapy platform. We believe the deal’s innovative structure provides additional committed capital at progressively higher valuations as OTL-200 advances towards potential regulatory approval in the United States.”

Under the terms of the agreement, the securities will be sold as a unit comprised of ten ordinary or non-voting ordinary shares plus a warrant to purchase 11 ordinary or non-voting ordinary shares.

•

At the initial closing, expected on or about March 10, 2023, investors will receive a unit at a purchase price of $6.00 (or $0.60 per ordinary share plus a portion of a warrant) for an aggregate total of $34 million in proceeds and the issuance of 56.7 million shares. The initial closing is expected to follow the Company’s previously announced change to its American Depositary Shares (“ADSs”) to ordinary shares ratio from 1:1 to 1:10.

•

At the second closing, investors have committed to purchase additional units at a purchase price of $8.00 per unit (or $0.80 per ordinary share plus a portion of a warrant) for aggregate proceeds of $34 million and the issuance of 42.5 million shares. The second closing is subject to the Company’s public announcement of its intention to submit a biologics license application (BLA) with the U.S. Food and Drug Administration (FDA) (following receipt of minutes from the Company’s pre-BLA meeting with the FDA currently scheduled for the second quarter of 2023) and shareholder approval for authority under U.K. law to allot the shares issuable upon exercise of the warrants.

•

A total of 109.1 million warrants are being sold in the offering will have an exercise price of $1.10 per share if OTL-200 is approved by the FDA in 2024 and an exercise price of $0.95 per share if OTL-200 is approved by the FDA after 2024. The warrants will expire at the earlier of March 10, 2026 or, assuming shareholder approval for authority under U.K. law to allot the shares has been obtained, 30 days after the Company announces FDA approval of OTL-200 in the U.S.

Guggenheim Securities, LLC acted as the sole placement agent for the private placement.

The Company intends to use the net proceeds from the offering to support its growing commercial capabilities, including expanding its commercialization efforts of Libmeldy® in Europe, preparing for a potential BLA submission and approval for OTL-200 in the U.S., advancing its clinical and pre-clinical stage programs and servicing its existing outstanding debt, as well as for general corporate purposes.

The securities are being sold in a private placement and have not been registered under the Securities Act of 1933, as amended (Securities Act), and may not be offered or sold in the U.S. absent registration or an applicable exemption from registration requirements. The Company has agreed to file a resale registration statement with the U.S. Securities and Exchange Commission (SEC), for purposes of registering the resale of the ordinary shares issued or issuable in connection with the offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state. Any offering of the securities under the resale registration statement will only be by means of a prospectus.

About Orchard Therapeutics

At Orchard Therapeutics, our vision is to end the devastation caused by genetic and other severe diseases. We aim to do this by discovering, developing and commercializing new treatments that tap into the curative potential of hematopoietic stem cell (HSC) gene therapy. In this approach, a patient’s own blood stem cells are genetically modified outside of the body and then reinserted, with the goal of correcting the underlying cause of disease in a single treatment.

In 2018, the Company acquired GSK’s rare disease gene therapy portfolio, which originated from a pioneering collaboration between GSK and the San Raffaele Telethon Institute for Gene Therapy in Milan, Italy. Today, Orchard is advancing a pipeline spanning pre-clinical, clinical and commercial stage HSC gene therapies designed to address serious diseases where the burden is immense for patients, families and society and current treatment options are limited or do not exist.

Orchard has its global headquarters in London and U.S. headquarters in Boston. For more information, please visit www.orchard-tx.com, and follow us on Twitter and LinkedIn.

Availability of Other Information About Orchard

Investors and others should note that Orchard communicates with its investors and the public using the Company website (www.orchard-tx.com), the investor relations website (ir.orchard-tx.com), and on social media (Twitter and LinkedIn), including but not limited to investor presentations and investor fact sheets, SEC filings, press releases, public conference calls and webcasts. The information that Orchard posts on these channels and websites could be deemed to be material information. As a result, Orchard encourages investors, the media, and others interested in Orchard to review the information that is posted on these channels, including the investor relations website, on a regular basis. This list of channels may be updated from time to time on Orchard’s investor relations website and may include additional social media channels. The contents of Orchard’s website or these channels, or any other website that may be accessed from its website or these channels, shall not be deemed incorporated by reference in any filing under the Securities Act.

Forward-Looking Statements

This press release contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Such forward-looking statements may be identified by words such as “expects,” “potential,” “could,” or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include express or implied statements relating to, among other things, Orchard’s business strategy and goals, including its plans and expectations for the commercialization of Libmeldy and the advancement of its clinical and pre-clinical stage programs; statements relating to the private placement, including the expected closings, the anticipated proceeds from the private placement and the use thereof; Orchard’s plans to file a resale registration statement to register the shares to be issued and sold in the private placement and the issuance of the shares issuable upon exercise of the warrants; Orchard’s future capital needs and cash runway; the timing of the Company’s expected BLA filing with the FDA for OTL-200; and expectations related to the occurrence and timing of the U.S. approval of OTL-200. These statements are neither promises nor guarantees and are subject to a variety of risks and uncertainties, many of which are beyond Orchard’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, these risks and uncertainties include, without limitation, risks relating to the marketing conditions and the Company’s inability, or the inability of the investors, to satisfy the conditions for the initial and/or second closing in the private placement; the risk that the Company is delayed in submitting a BLA with the FDA for OTL-200; the risk that OTL-200 is not approved by the FDA or that such approval is delayed; the risk that shareholders do not approve the issuance of the necessary shares for the second closing or warrants; and the risk that investors will not exercise the warrants or that only a portion of the warrants will be exercised. Given these uncertainties, the reader is advised not to place any undue reliance on such forward-looking statements. Other risks and uncertainties faced by Orchard include those identified under the heading “Risk Factors” in Orchard’s most recent annual or quarterly report filed with the SEC, as well as subsequent filings and reports filed with the SEC. The forward-looking statements contained in this press release reflect Orchard’s views as of the date hereof, and Orchard does not assume and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Contacts

Investors

Renee Leck

Director, Investor Relations

+1 862-242-0764

Renee.Leck@orchard-tx.com

Media

Benjamin Navon

Director, Corporate Communications

+1 857-248-9454

Benjamin.Navon@orchard-tx.com

3